UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2023

Date of reporting period:	September 1, 2022 – February 28, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Multi-Asset Income Fund

Semiannual report
2 | 28 | 23

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PMIAX

Putnam
Multi-Asset Income
Fund

Semiannual report
2 | 28 | 23

Message from the Trustees

April 10, 2023

Dear Fellow Shareholder:

In the first few months of 2023, we have seen continued U.S. economic growth, a strong jobs market, and persistent inflation. Stocks and bonds rallied in January but pulled back when reports of rising prices caused concern that the U.S. Federal Reserve would raise interest rates more than expected. Generally speaking, the Fed wants to slow economic activity to ease price pressures, but without causing a recession.

While Putnam’s investment teams are aware of the Fed’s balancing act, they remain focused on analyzing companies and individual securities. They see the potential risks in today’s economic environment but also monitor how businesses adjust and strive to perform well, even in an uncertain economy. Their insights help them carefully select securities and build portfolios to pursue returns for you.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions and does not account for taxes. Class P shares do not bear an initial sales charge. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

* Putnam Multi-Asset Income Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg U.S. Aggregate Bond Index, 22.5% of which is the Russell 3000 Index, 18% of which is the JPMorgan Developed High Yield Index, and 4.5% of which is the MSCI EAFE Index (ND). Prior to July 12, 2022, the benchmark was comprised as follows: 55% Bloomberg U.S. Aggregate Bond Index, 21% Russell 3000 Index, 14% JPMorgan Developed High Yield Index, 6% ICE BofA U.S. Treasury Bill Index, and 4% MSCI EAFE Index (ND). The benchmark composition was changed because, in Putnam Investment Management, LLC’s opinion, the new composition more accurately reflects the fund’s allocation investment approach.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/23. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on pages 14–15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Multi-Asset Income Fund

How were market conditions during the six-month reporting period ended February 28, 2023?

Global equity and fixed income markets experienced heightened market volatility due to converging macroeconomic risks and economic uncertainty. High inflation, monetary policy tightening, the Russia-Ukraine War, and weakening global growth weighed on market sentiment at times, as investors swung between risk-on and risk-off investment strategies.

Both equity and fixed income markets experienced weakness at the start of the period. This was due to the Federal Reserve’s commitment to a restrictive monetary policy stance until inflation reaches its 2% target. The Fed raised interest rates four times during the period, with increases of 75 basis points [bps] in September and November 2022, followed by smaller increases of 50 bps in December 2022 and 25 bps in February 2023.

Markets began to rally in October and November 2022 with the hope that inflation had peaked and the Fed would begin to slow the pace of interest-rate hikes. But a higher-than-expected November 2022 jobs report and rising Producer Price Index data

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Allocations are shown as a percentage of the fund’s net assets as of 2/28/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/23. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Multi-Asset Income Fund

led to a sell-off in December 2022. Fed officials indicated they would continue raising interest rates in 2023 until there was enough evidence inflation was sustainably trending downward.

Equity and fixed income markets began calendar 2023 on a strong note in January due to signs of cooling inflation. However, volatility picked up again in February due to renewed fears that the Fed might lift interest rates more than anticipated following the release of rising inflation data and continued labor market tightness in January.

For the six-month reporting period, U.S. stocks returned 1.26%, as measured by the S&P 500 Index. International stocks fared better, returning 12.58%, as measured by the MSCI EAFE Index [ND].

For the six-month period, investment-grade bonds posted a loss, with the Bloomberg U.S. Aggregate Bond Index returning –2.13%. The yield on the 10-year U.S. Treasury note began the period at 3.15%. After peaking at 4.25% on October 24, 2022, the 10-year U.S. Treasury ended the period at 3.92%. The yield curve remained inverted over the six months, which in past economic cycles has been an indicator of a recession to come. [The yield curve is a graphical representation of the yields/interest rates of bonds with equal credit quality but differing maturity dates.]

How did the fund perform during the reporting period?

The fund’s class P shares returned 0.77% during the six months ended February 28, 2023, outperforming the Putnam Multi-Asset Income Blended Benchmark, which rose 0.24%.

Putnam Multi-Asset Income Fund seeks total return consistent with conservation of capital. Within the fund’s total return orientation, the fund seeks to provide current income, along

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Multi-Asset Income Fund 5

with long-term capital appreciation. The fund invests mainly in fixed income investments, including U.S. and foreign government obligations, corporate obligations, and securitized debt instruments [such as mortgage-backed investments] of any credit quality. The fund also invests, to a lesser extent, in equity securities [growth or value stocks or both] of U.S. and foreign companies of any size.

The fund has a strategic allocation of 27% equities and 73% fixed income. Putnam Management may adjust portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal.

What strategies contributed to and detracted from performance during the six months ended February 28, 2023?

Overall, security selection decisions boosted performance. Our U.S. high-dividend equity strategy also aided results.

Asset allocation decisions slightly detracted from benchmark-relative performance. The portfolio had underweight exposure to equity risk for the first several months of the period. This benefited the portfolio as stocks sold off in September but weighed on performance in October. In the middle of November, we shifted this position to a larger underweight position and maintained this exposure until the end of the period. This hurt performance as stocks soared in January but aided performance when stocks experienced weakness in December and February. Interest-rate exposure was neutral for most of the period. However, a slight underweight position taken in early February led to a gain when interest rates moved higher and bond prices lower during the month. An out-of-benchmark position to commodity risk that ranged from modestly long to long contributed a small loss.

How did the fund use derivatives during the reporting period?

The fund used futures contracts to manage exposure to market risk and to equitize cash. The fund employed total return swaps to hedge sector exposure, to gain and manage exposure

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Multi-Asset Income Fund

to specific sectors or industries, and to manage exposure to specific securities. The fund also used total return swaps to gain exposure to a basket of securities as well as to specific markets or countries.

What is your near-term outlook for the markets?

Volatility was a major constant across markets in calendar 2022. We expect high inflation, monetary policy tightening, the war in Ukraine, and recession fears will continue to weigh on market sentiment for the foreseeable future.

Our near-term outlook for equities is bearish. We believe the market is too optimistic with respect to a Fed monetary policy pivot. We also believe the Fed is unlikely to execute a soft landing and will either continue raising interest rates more than the market anticipates or break the economy and trigger a recession. Both paths would prove negative for equities, in our view.

Our near-term outlook for interest-rate-sensitive fixed income is neutral. With January 2023 economic data staying strong and inflation prints remaining elevated, bond market prices now reflect more near-term interest-rate hikes and a higher Fed terminal rate, in our view. As a result, we believe duration risks appear more balanced going forward.

Our view on commodities is slightly bullish. A strengthening U.S. dollar, rising real yields [which adjust for the impact of inflation], and building recessionary forces are headwinds for commodities, in our view. But, in the medium term, we believe supply constraints are a reason to be bullish.

Against this backdrop, we continue to have conviction in our investment strategies given our ability to adapt the portfolio to changing market conditions.

Thank you, Brett, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Putnam Multi-Asset Income Fund, formerly named Putnam Income Strategies Portfolio, was launched on December 31, 2019, as a building block for the Putnam Retirement Advantage Funds and was not publicly available as a standalone investment product. On February 10, 2023, Putnam launched additional share classes, opening the fund to retail and institutional investors. On February 20, 2023, Putnam Multi-Asset Absolute Return Fund was merged into the fund.

Effective with its March 2023 dividend, the fund’s class A shares monthly dividend rate was increased from $0.003 to $0.019 per share due to portfolio composition changes. Similar increases were made to other share classes.

Multi-Asset Income Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2023, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Before July 12, 2022, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and/or other accounts managed by Putnam Management or its affiliates. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 2/28/23

	Life of fund	3 years	1 year	6 months
Class A (2/10/23)
Before sales charge	–0.60%	–0.25%	–8.56%	0.01%
After sales charge	–1.87	–1.60	–12.22	–3.99
Class C (2/10/23)
Before CDSC	–1.37	–1.04	–9.20	–0.33
After CDSC	–1.37	–1.04	–10.09	–1.31
Class P (12/31/19)
Net asset value	0.87	1.23	–7.18	0.77
Class R (2/10/23)
Net asset value	–0.85	–0.52	–8.75	–0.11
Class R5 (2/10/23)
Net asset value	–0.35	0.02	–8.28	0.22
Class R6 (2/10/23)
Net asset value	–0.28	0.09	–8.29	0.12
Class Y (2/10/23)
Net asset value	–0.35	–0.01	–8.38	0.12

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class C share returns after contingent deferred sales charge (CDSC) reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class A, C, R, R5, R6, and Y shares prior to their inception is derived from the historical performance of class P shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses applicable to such shares.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8 Multi-Asset Income Fund

Comparative annualized index returns For periods ended 2/28/23

	Life of fund	3 years	1 year	6 months
Putnam Multi-Asset Income
Blended Benchmark*	0.96%	1.15%	–7.33%	0.24%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

* Putnam Multi-Asset Income Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg U.S. Aggregate Bond Index, 22.5% of which is the Russell 3000 Index, 18% of which is the JPMorgan Developed High Yield Index, and 4.5% of which is the MSCI EAFE Index (ND). Prior to July 12, 2022, the benchmark was comprised as follows: 55% Bloomberg U.S. Aggregate Bond Index, 21% Russell 3000 Index, 14% JPMorgan Developed High Yield Index, 6% ICE BofA U.S. Treasury Bill Index, and 4% MSCI EAFE Index (ND). The benchmark composition was changed because, in Putnam Investment Management, LLC’s opinion, the new composition more accurately reflects the fund’s allocation investment approach.

Fund price and distribution information For the six-month period ended 2/28/23

Distributions	Class A		Class C	Class P	Class R	ClassR5	Class R6	Class Y
Number	1		1	6	1	1	1	1
Income	$0.003		$0.002	$0.018	$0.002	$0.003	$0.003	$0.003
Capital gains
Long-term gains	—		—	0.124	—	—	—	—
Short-term gains	—		—	—	—	—	—	—
Total	$0.003		$0.002	$0.142	$0.002	$0.003	$0.003	$0.003
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
8/31/22	—	—	—	$9.59	—	—	—	—
2/10/23*	$9.64	$10.04	$9.64	—	$9.64	$9.64	$9.64	$9.64
2/28/23	9.51	9.91	9.51	9.52	9.51	9.52	9.51	9.51

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date for class A, C, R, R5, R6, and Y shares.

Multi-Asset Income Fund 9

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/23

	Life of fund	3 years	1 year	6 months
Class A (2/10/23)
Before sales charge	–0.11%	2.01%	–6.26%	6.86%
After sales charge	–1.35	0.63	–10.01	2.59
Class C (2/10/23)
Before CDSC	–0.88	1.24	–6.89	6.54
After CDSC	–0.88	1.24	–7.81	5.54
Class P (12/31/19)
Net asset value	1.34	3.50	–4.90	7.62
Class R (2/10/23)
Net asset value	–0.36	1.75	–6.48	6.82
Class R5 (2/10/23)
Net asset value	0.11	2.24	–6.05	7.01
Class R6 (2/10/23)
Net asset value	0.21	2.35	–5.95	7.02
Class Y (2/10/23)
Net asset value	0.15	2.27	–5.96	7.01

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

10 Multi-Asset Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class C	Class P	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal year
ended 8/31/22*†	0.85%‡#	1.60%‡#	0.42%	1.10%‡#	0.56%‡	0.46%‡	0.60% ‡#
Total annual operating expenses for the
fiscal year ended 8/31/22*	1.04%‡#	1.79%‡#	0.61%	1.29%‡#	0.75%‡	0.65%‡	0.79%‡#
Annualized expense ratio for the
six-month period ended 2/28/23	0.76%	1.51%	0.41%	1.01%	0.55%	0.45%	0.51%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/23.

‡ Other expenses are based on expenses of class P shares for the fund’s last fiscal year, as restated to reflect current fees and the higher investor servicing fees applicable to classes A, C, R, R5, R6, and Y shares.

# Prior to February 21, 2023, the transfer agent fee for classes A, C, R and Y was estimated to be 0.13% of the fund’s average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/22 to 2/28/23. For new classes, the expenses shown are for the period from the inception date of the class to 2/28/23. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$0.39‡	$0.78‡	$2.04	$0.52‡	$0.28‡	$0.23‡	$0.26‡
Ending value (after expenses)	$986.80	$986.70	$1,007.70	$986.70	$987.90	$986.80	$986.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/23, or in the case of a new class, the average net assets of the class from the inception date for the class to 2/28/23. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181 for the existing class and 19 for the new classes); and then dividing that result by the number of days in the year (365).

‡ Had expenses for shares of any new class been shown for the entire period from 9/1/22 to 2/28/23, they would have been higher.

Multi-Asset Income Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/23, use the following calculation method. To find the value of your investment on 9/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.81	$7.55	$2.06	$5.06	$2.76	$2.26	$2.56
Ending value (after expenses)	$1,021.03	$1,017.31	$1,022.76	$1,019.79	$1,022.07	$1,022.56	$1,022.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/23, or in the case of a new class, the average net assets of the class from the inception date for the class to 2/28/23. Class inception dates can be found in the Fund performance table on the first page of the Your fund’s performance section. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

12 Multi-Asset Income Fund

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund.

We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Multi-Asset Income Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class C shares and assumes redemption at the end of the period. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

ICE BofA U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed income securities issued in developed countries.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to

14 Multi-Asset Income Fund

non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Multi-Asset Income Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg U.S. Aggregate Bond Index, 22.5% of which is the Russell 3000® Index, 18% of which is the JPMorgan Developed High Yield Index, and 4.5% of which is the MSCI EAFE Index (ND). Prior to July 12, 2022, the benchmark was comprised as follows: 55% Bloomberg U.S. Aggregate Bond Index, 21% Russell 3000® Index, 14% JPMorgan Developed High Yield Index, 6% ICE BofA U.S. Treasury Bill Index, and 4% MSCI EAFE Index (ND). The benchmark composition was changed because, in Putnam Investment Management, LLC’s opinion, the new composition more accurately reflects the fund’s allocation investment approach.

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Multi-Asset Income Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2023, Putnam employees had approximately $450,000,000 and the Trustees had approximately $63,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Multi-Asset Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Asset Income Fund 17

The fund’s portfolio 2/28/23 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (15.0%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.8%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$30,979	$31,525
5.00%, 5/20/49	92,537	92,372
4.00%, with due dates from 9/20/52 to 1/20/53	1,213,018	1,146,416
3.50%, with due dates from 10/20/49 to 11/20/49	67,415	62,283
3.50%, 3/20/47	1,224,508	1,138,910
2.50%, 3/20/52	1,311,617	1,135,557
2.50%, with due dates from 2/20/52 to 3/20/52	1,306,088	1,126,074
2.50%, 2/20/52	1,311,144	1,135,148
2.00%, 7/20/51	1,357,811	1,143,419
		7,011,704
U.S. Government Agency Mortgage Obligations (12.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.50%, 12/1/52	386,003	388,692
5.00%, 8/1/52	1,325,356	1,305,104
4.50%, 9/1/52	587,880	567,171
4.00%, 9/1/49	1,192,864	1,145,084
3.50%, 8/1/43	240,739	225,003
3.00%, with due dates from 3/1/43 to 8/1/52	1,492,562	1,331,738
2.50%, with due dates from 1/1/52 to 4/1/52	4,648,565	3,967,996
2.50%, 10/1/36	1,255,185	1,147,964
2.00%, 3/1/51	1,377,829	1,125,932
Federal National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 1/1/38 to 11/1/52	927,423	936,492
5.00%, with due dates from 1/1/49 to 8/1/49	56,782	56,090
4.50%, with due dates from 5/1/49 to 1/1/53	597,785	576,427
3.50%, 6/1/56	1,343,366	1,236,249
3.50%, with due dates from 6/1/42 to 6/1/52	2,923,817	2,673,909
3.00%, with due dates from 2/1/43 to 3/1/52	3,055,443	2,714,006
2.50%, with due dates from 11/1/51 to 3/1/52	1,989,058	1,694,328
2.00%, with due dates from 10/1/50 to 3/1/52	6,921,698	5,667,937
2.00%, 3/1/36	1,285,673	1,146,388
1.50%, 1/1/51	1,467,514	1,133,372
1.50%, 7/1/36	1,314,541	1,143,769
		30,183,651
Total U.S. government and agency mortgage obligations (cost $37,961,117)		$37,195,355

U.S. TREASURY OBLIGATIONS (19.1%)*	Principal amount	Value
U.S. Treasury Bonds
3.00%, 2/15/49	$9,500,000	$7,948,828
2.75%, 8/15/42	6,000,000	4,886,595
U.S. Treasury Notes
2.75%, 8/15/32	9,000,000	8,178,750
1.75%, 12/31/24	3,900,000	3,687,938
1.625%, 9/30/26	8,700,000	7,915,641
1.625%, 2/15/26	$9,200,000	$8,471,282
1.125%, 2/28/25	$6,800,000	$6,327,188
Total U.S. treasury obligations (cost $47,602,619)		$47,416,222

18 Multi-Asset Income Fund

COMMON STOCKS (25.1%)*	Shares	Value
Basic materials (1.3%)
Anglo American PLC (London Exchange) (United Kingdom)	3,130	$108,450
Arkema SA (France)	134	13,595
BHP Group, Ltd. (ASE Exchange) (Australia)	6,685	204,340
BHP Group, Ltd. (London Exchange) (Australia)	502	15,216
CF Industries Holdings, Inc.	2,526	216,958
Compagnie de Saint-Gobain (France)	2,558	152,025
CRH PLC (Ireland)	1,258	59,106
Dow, Inc.	14,933	854,168
DuPont de Nemours, Inc.	693	50,610
Fortescue Metals Group, Ltd. (Australia)	2,246	32,461
Freeport-McMoRan, Inc. (Indonesia)	1,259	51,581
ICL Group, Ltd. (Israel)	13,465	97,885
LyondellBasell Industries NV Class A	8,909	855,175
OCI NV (Netherlands)	2,894	96,094
Olin Corp.	1,108	63,987
Rio Tinto PLC (United Kingdom)	2,369	162,414
Rio Tinto, Ltd. (Australia)	1,473	115,506
WestRock Co.	1,430	44,902
		3,194,473
Capital goods (1.3%)
Allison Transmission Holdings, Inc.	1,402	66,595
BAE Systems PLC (United Kingdom)	2,963	31,979
Carrier Global Corp.	1,406	63,312
Caterpillar, Inc.	259	62,043
Cummins, Inc.	278	67,576
Dassault Aviation SA (France)	671	115,424
Deere & Co.	125	52,405
Eaton Corp. PLC	371	64,899
Emerson Electric Co.	494	40,859
Fortive Corp.	766	51,062
GEA Group AG (Germany)	202	8,891
General Dynamics Corp.	3,344	762,131
HEICO Corp.	397	65,731
Honeywell International, Inc.	798	152,801
Johnson Controls International PLC	2,626	164,703
Komatsu, Ltd. (Japan)	3,300	78,878
Kone OYJ Class B (Finland)	412	21,354
LKQ Corp.	1,034	59,238
Lockheed Martin Corp.	1,874	888,763
Parker Hannifin Corp.	183	64,389
Raytheon Technologies Corp.	582	57,088
Republic Services, Inc.	743	95,795
Textron, Inc.	2,075	150,500
Waste Management, Inc.	342	51,218
		3,237,634
Communication services (0.6%)
American Tower Corp. R	246	48,710
AT&T, Inc.	41,464	784,084
Comcast Corp. Class A	3,596	133,663

Multi-Asset Income Fund 19

COMMON STOCKS (25.1%)* cont.	Shares	Value
Communication services cont.
Crown Castle, Inc. R	339	$44,324
KDDI Corp. (Japan)	4,900	143,443
Nippon Telegraph & Telephone Corp. (Japan)	2,100	60,875
Telenor ASA (Norway)	1,167	13,092
Verizon Communications, Inc.	6,224	241,553
		1,469,744
Conglomerates (0.3%)
3M Co.	417	44,928
AMETEK, Inc.	2,345	331,958
General Electric Co.	1,176	99,619
Marubeni Corp. (Japan)	10,800	138,006
Mitsui & Co., Ltd. (Japan)	4,800	135,043
		749,554
Consumer cyclicals (2.7%)
Amazon.com, Inc. †	7,243	682,508
Aristocrat Leisure, Ltd. (Australia)	3,150	77,268
Automatic Data Processing, Inc.	235	51,658
Bayerische Motoren Werke AG (Germany)	433	44,756
Best Buy Co., Inc.	748	62,166
Booking Holdings, Inc. †	22	55,528
Boyd Gaming Corp.	407	26,508
Cintas Corp.	144	63,140
Dr. Ing. h.c. F. Porsche AG (Preference) (Germany) †	89	10,736
Edenred (France)	462	26,043
Expedia Group, Inc. †	541	58,953
Ford Motor Co.	67,165	810,682
General Motors Co.	1,414	54,778
Genuine Parts Co.	948	167,663
H & M Hennes & Mauritz AB Class B (Sweden)	6,718	84,632
Hermes International (France)	40	72,359
Home Depot, Inc. (The)	168	49,819
Industria de Diseno Textil SA (Spain)	5,036	154,674
JD Sports Fashion PLC (United Kingdom)	56,357	122,500
La Francaise des Jeux SAEM (France)	2,073	81,934
Lowe’s Cos., Inc.	278	57,199
LVMH Moet Hennessy Louis Vuitton SA (France)	63	52,450
Macy’s, Inc.	34,822	712,458
Marriott International, Inc./MD Class A	338	57,203
Mastercard, Inc. Class A	72	25,581
Mercedes-Benz Group AG (Germany)	2,191	168,334
Nike, Inc. Class B	430	51,080
Nintendo Co., Ltd. (Japan)	3,400	127,331
Owens Corning	591	57,794
Penske Automotive Group, Inc.	452	65,156
Publicis Groupe SA (France)	1,866	148,158
Stellantis NV (Italy)	9,045	158,020
Tapestry, Inc.	18,990	826,255
Taylor Wimpey PLC (United Kingdom)	16,201	23,978
Tesla, Inc. †	1,646	338,599

20 Multi-Asset Income Fund

COMMON STOCKS (25.1%)* cont.	Shares	Value
Consumer cyclicals cont.
TJX Cos., Inc. (The)	725	$55,535
Toll Brothers, Inc.	7,046	422,337
Travel + Leisure Co.	1,284	53,864
USS Co., Ltd. (Japan)	1,900	30,823
Vail Resorts, Inc.	210	49,033
Volkswagen AG (Preference) (Germany)	912	124,484
Wesfarmers, Ltd. (Australia)	3,049	98,833
Whirlpool Corp.	374	51,605
WPP PLC (United Kingdom)	3,253	39,983
Wyndham Hotels & Resorts, Inc.	696	53,606
Xinyi Glass Holdings, Ltd. (China)	7,000	13,095
		6,621,099
Consumer staples (2.0%)
Beiersdorf AG (Germany)	336	40,154
British American Tobacco PLC (United Kingdom)	4,159	157,465
CK Hutchison Holdings, Ltd. (Hong Kong)	20,500	122,411
Coca-Cola Co. (The)	15,962	949,899
Coles Group, Ltd. (Australia)	6,459	78,952
Colgate-Palmolive Co.	652	47,792
Conagra Brands, Inc.	1,459	53,122
DoorDash, Inc. Class A †	1,014	55,425
Hershey Co. (The)	221	52,669
Imperial Brands PLC (United Kingdom)	4,916	118,478
ITOCHU Corp. (Japan)	4,300	128,491
Japan Tobacco, Inc. (Japan)	6,100	124,008
Kesko Oyj Class B (Finland)	5,201	113,111
Koninklijke Ahold Delhaize NV (Netherlands)	1,176	37,316
Kraft Heinz Co. (The)	10,180	396,409
L’Oreal SA (France)	182	72,032
ManpowerGroup, Inc.	716	60,774
Mondelez International, Inc. Class A	812	52,926
Nestle SA (Switzerland)	1,236	139,133
PepsiCo, Inc.	757	131,362
Philip Morris International, Inc.	9,422	916,761
Procter & Gamble Co. (The)	2,718	373,888
Reckitt Benckiser Group PLC (United Kingdom)	194	13,441
Recruit Holdings Co., Ltd. (Japan)	1,800	48,573
Sumitomo Corp. (Japan)	7,500	127,947
Uber Technologies, Inc. †	9,435	313,808
Unilever PLC (United Kingdom)	4,005	199,449
WH Group, Ltd. (Hong Kong)	48,500	28,163
Yakult Honsha Co., Ltd. (Japan)	1,300	88,603
ZOZO, Inc. (Japan)	900	20,061
		5,062,623
Energy (1.2%)
Aker BP ASA (Norway)	1,207	32,281
BP PLC (United Kingdom)	29,301	193,486
Chesapeake Energy Corp.	569	45,981
Chevron Corp.	2,091	336,170

Multi-Asset Income Fund 21

COMMON STOCKS (25.1%)* cont.	Shares	Value
Energy cont.
Devon Energy Corp.	835	$45,023
Diamondback Energy, Inc.	389	54,686
Equinor ASA (Norway)	3,679	112,287
Exxon Mobil Corp.	10,759	1,182,522
Marathon Oil Corp.	1,888	47,483
Marathon Petroleum Corp.	1,713	211,727
New Fortress Energy, Inc.	1,331	43,910
Phillips 66	491	50,357
Pioneer Natural Resources Co.	2,225	445,912
Schlumberger, Ltd.	944	50,230
Shell PLC (London Exchange) (United Kingdom)	1,598	48,514
Targa Resources Corp.	743	55,056
Valero Energy Corp.	565	74,427
Woodside Energy Group, Ltd. (Australia)	1,126	27,357
		3,057,409
Financials (4.6%)
3i Group PLC (United Kingdom)	6,159	120,278
Allianz SE (Germany)	178	41,816
Ally Financial, Inc.	5,702	171,345
American International Group, Inc.	773	47,238
Ameriprise Financial, Inc.	136	46,630
Amundi SA (France)	379	24,969
ANZ Group Holdings, Ltd. (Australia)	7,150	118,475
Aviva PLC (United Kingdom)	10,446	55,988
Banco Bilbao Vizcaya Argentaria SA (Spain)	22,981	179,024
Banco Santander SA (Spain)	5,846	23,005
Bank Leumi Le-Israel BM (Israel)	1,246	9,682
Bank of America Corp.	1,492	51,176
Barratt Developments PLC (United Kingdom)	8,041	45,273
Berkshire Hathaway, Inc. Class B †	154	46,998
Blackstone, Inc.	5,299	481,149
Brixmor Property Group, Inc. R	2,519	57,030
Camden Property Trust R	472	54,167
Capital One Financial Corp.	519	56,613
Carlyle Group, Inc. (The)	24,220	833,168
Citigroup, Inc.	11,221	568,792
CK Asset Holdings, Ltd. (Hong Kong)	13,500	84,596
CNA Financial Corp.	1,206	52,799
Comerica, Inc.	711	49,841
Corebridge Financial, Inc.	2,477	50,085
Credit Agricole SA (France)	9,886	120,801
DBS Group Holdings, Ltd. (Singapore)	5,700	144,594
Deutsche Bank AG (Germany)	867	10,818
Discover Financial Services	7,720	864,640
East West Bancorp, Inc.	742	56,548
Equitable Holdings, Inc.	8,305	260,943
Fifth Third Bancorp	1,433	52,018
Gaming and Leisure Properties, Inc. R	13,548	729,966
Gjensidige Forsikring ASA (Norway)	450	7,986

22 Multi-Asset Income Fund

COMMON STOCKS (25.1%)* cont.	Shares	Value
Financials cont.
Goldman Sachs Group, Inc. (The)	158	$55,561
Healthpeak Properties, Inc. R	3,584	86,231
Industrivarden AB Class A (Sweden)	4,484	123,256
Investor AB Class B (Sweden)	6,572	126,931
Japan Post Holdings Co., Ltd. (Japan)	15,800	140,410
JPMorgan Chase & Co.	4,235	607,087
Julius Baer Group, Ltd. (Switzerland)	1,416	93,565
Klepierre SA (France) R	2,047	51,152
Lamar Advertising Co. Class A R	546	57,090
Life Storage, Inc. R	985	118,712
Lloyds Banking Group PLC (United Kingdom)	143,126	90,396
M&G PLC (United Kingdom)	47,787	122,964
MetLife, Inc.	8,553	613,507
MGIC Investment Corp.	3,447	47,431
Mitsubishi HC Capital, Inc. (Japan)	2,300	12,013
Mizrahi Tefahot Bank, Ltd. (Israel)	273	8,113
National Australia Bank, Ltd. (Australia)	7,574	152,715
NatWest Group PLC (United Kingdom)	5,976	20,999
Nomura Real Estate Holdings, Inc. (Japan)	2,200	48,912
Nordea Bank ABP (Finland)	10,338	130,894
OneMain Holdings, Inc.	1,515	65,281
Park Hotels & Resorts, Inc.	4,108	56,485
Partners Group Holding AG (Switzerland)	57	53,841
PNC Financial Services Group, Inc. (The)	297	46,902
Prudential Financial, Inc.	514	51,400
Public Storage R	177	52,914
Reinsurance Group of America, Inc.	347	50,131
Rithm Capital Corp. R	86,685	788,834
Sampo Oyj Class A (Finland)	374	18,197
Simon Property Group, Inc. R	6,565	801,521
SLM Corp.	3,124	44,923
Spirit Realty Capital, Inc. R	719	29,608
Starwood Property Trust, Inc. R	2,615	50,103
Swiss Re AG (Switzerland)	69	7,191
Synchrony Financial	6,559	234,222
U.S. Bancorp	1,201	57,324
UBS Group AG (Switzerland)	3,832	83,142
Umpqua Holdings Corp.	2,813	49,678
Unum Group	1,110	49,451
Virtu Financial, Inc. Class A	2,382	43,781
Wells Fargo & Co.	8,933	417,796
		11,279,115
Health care (3.3%)
Abbott Laboratories	3,546	360,699
AbbVie, Inc.	6,941	1,068,220
Amgen, Inc.	194	44,942
AstraZeneca PLC (United Kingdom)	389	50,818
Bristol-Myers Squibb Co.	7,352	506,994
Cardinal Health, Inc.	9,244	699,863

Multi-Asset Income Fund 23

COMMON STOCKS (25.1%)* cont.	Shares	Value
Health care cont.
Cigna Corp.	251	$73,317
Coloplast A/S Class B (Denmark)	382	44,125
CVS Health Corp.	9,297	776,671
Elevance Health, Inc.	130	61,057
Eli Lilly and Co.	1,954	608,124
GE HealthCare Technologies, Inc. †	2	152
GlaxoSmithKline PLC (United Kingdom)	6,347	107,967
Ipsen SA (France)	1,044	119,315
Johnson & Johnson	297	45,518
Koninklijke Philips NV (Netherlands)	5,482	89,381
Medtronic PLC	3,221	266,699
Merck & Co., Inc.	10,124	1,075,574
Merck KGaA (Germany)	433	82,118
Novartis AG (Switzerland)	2,784	234,209
Novo Nordisk A/S Class B (Denmark)	1,923	272,157
Ono Pharmaceutical Co., Ltd. (Japan)	1,200	24,478
Pfizer, Inc.	22,496	912,663
Roche Holding AG (Switzerland)	876	252,482
Sanofi (France)	1,517	142,047
Sonic Healthcare, Ltd. (Australia)	2,379	51,472
Takeda Pharmaceutical Co., Ltd. (Japan)	2,300	70,795
UnitedHealth Group, Inc.	374	178,002
Viatris, Inc.	4,964	56,590
		8,276,449
Technology (6.9%)
Accenture PLC Class A	2,966	787,621
Adobe, Inc. †	315	102,044
Alphabet, Inc. Class A †	19,228	1,731,674
Apple, Inc.	26,670	3,931,425
Applied Materials, Inc.	555	64,463
ASML Holding NV (Netherlands)	122	74,944
Atlassian Corp. Class A †	1,388	228,090
Autodesk, Inc. †	286	56,825
Broadcom, Inc.	1,869	1,110,728
Cadence Design Systems, Inc. †	2,802	540,618
Check Point Software Technologies, Ltd. (Israel) †	300	37,116
Cisco Systems, Inc./Delaware	21,194	1,026,213
DocuSign, Inc. †	3,580	219,633
eBay, Inc.	17,774	815,827
Fidelity National Information Services, Inc.	704	44,612
Fortinet, Inc. †	982	58,370
Fujitsu, Ltd. (Japan)	900	115,794
Intuit, Inc.	1,676	682,434
KLA Corp.	159	60,321
Konami Group Corp. (Japan)	600	26,481
Lam Research Corp.	125	60,751
Manhattan Associates, Inc. †	183	26,306
Meituan Class B (China) †	4,840	83,627
Meta Platforms, Inc. Class A †	1,914	334,835

24 Multi-Asset Income Fund

COMMON STOCKS (25.1%)* cont.	Shares	Value
Technology cont.
Microsoft Corp.	9,300	$2,319,606
MongoDB, Inc. †	277	58,037
Murata Manufacturing Co., Ltd. (Japan)	600	32,421
NetApp, Inc.	800	51,640
NTT Data Corp. (Japan)	1,900	26,311
NVIDIA Corp.	4,820	1,119,011
Oracle Corp. Japan (Japan)	200	13,637
Otsuka Corp. (Japan)	3,500	118,055
Palo Alto Networks, Inc. †	352	66,306
Qualcomm, Inc.	5,480	676,944
SCSK Corp. (Japan)	7,200	104,689
ServiceNow, Inc. †	139	60,072
Smartsheet, Inc. Class A †	1,270	55,905
Snowflake, Inc. Class A †	367	56,657
Square Enix Holdings Co., Ltd. (Japan)	2,400	106,877
Synopsys, Inc. †	157	57,110
TDK Corp. (Japan)	200	6,702
Telefonaktiebolaget LM Ericsson Class B (Sweden)	8,473	46,888
Trend Micro, Inc. (Japan)	100	4,721
		17,202,341
Transportation (0.3%)
A.P. Moeller-Maersck A/S Class B (Denmark)	57	132,814
CSX Corp.	1,652	50,369
Deutsche Post AG (Germany)	3,402	144,361
FedEx Corp.	304	61,779
Kuehne + Nagel International AG (Switzerland)	383	97,922
Nippon Yusen (Japan)	5,100	132,287
Norfolk Southern Corp.	197	44,290
SG Holdings Co., Ltd. (Japan)	700	10,089
SITC International Holdings Co., Ltd. (Hong Kong)	21,000	43,862
Union Pacific Corp.	262	54,307
United Parcel Service, Inc. Class B	286	52,192
ZIM Integrated Shipping Services, Ltd. (Israel)	200	4,732
		829,004
Utilities and power (0.6%)
AES Corp. (The)	1,827	45,090
American Electric Power Co., Inc.	521	45,832
Constellation Energy Corp.	610	45,683
Dominion Energy, Inc.	799	44,440
DTE Energy Co.	422	46,298
Duke Energy Corp.	537	50,618
E.ON SE (Germany)	12,800	139,888
Edison International	1,822	120,635
Enel SpA (Italy)	25,638	143,852
ENGIE SA (France)	3,816	55,686
Eversource Energy	661	49,813
Exelon Corp.	1,299	52,467
FirstEnergy Corp.	1,335	52,786
Fortum OYJ (Finland)	3,243	49,363

Multi-Asset Income Fund 25

COMMON STOCKS (25.1%)* cont.	Shares	Value
Utilities and power cont.
Glow Energy PCL (Thailand) † F	35,800	$10
Kinder Morgan, Inc.	2,900	49,474
Naturgy Energy Group SA (Spain)	2,198	60,585
NiSource, Inc.	1,786	48,990
NRG Energy, Inc.	2,278	74,696
Osaka Gas Co., Ltd. (Japan)	1,000	16,251
Public Service Enterprise Group, Inc.	870	52,574
Sempra Energy	338	50,686
Southern Co. (The)	923	58,204
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	25,989	29,887
Vistra Corp.	5,072	111,533
		1,495,341
Total common stocks (cost $64,780,920)		$62,474,786

CORPORATE BONDS AND NOTES (22.5%)*	Principal amount	Value
Basic materials (2.0%)
ATI, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	$145,000	$138,125
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30	105,000	105,263
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	150,000	124,506
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	55,000	51,632
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	40,000	34,250
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	80,000	70,039
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32	110,000	105,641
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	160,000	151,002
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	160,000	156,945
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	240,000	238,221
Celanese US Holdings, LLC company guaranty sr. unsec. notes 3.50%, 5/8/24 (Germany)	45,000	43,802
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	120,000	102,251
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	370,000	310,510
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	10,000	9,619
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32	140,000	120,748
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	110,000	103,733
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	325,000	263,353
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30	60,000	51,000
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)	40,000	35,310

26 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Basic materials cont.
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	$260,000	$236,881
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	270,000	221,400
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	60,000	51,450
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)	100,000	86,730
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	105,000	97,761
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	35,000	23,019
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	60,000	46,326
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	80,000	66,842
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29	100,000	84,504
Mauser Packaging Solutions Holding Co. 144A company guaranty notes 9.25%, 4/15/27	55,000	51,700
Mauser Packaging Solutions Holding Co. 144A sr. notes 7.875%, 8/15/26	105,000	105,656
Minsur SA sr. unsec. notes Ser. REGS, 4.50%, 10/28/31 (Peru)	260,000	221,000
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	140,000	122,991
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	145,000	136,771
PMHC II, Inc. 144A sr. unsec. notes 9.00%, 2/15/30	90,000	69,723
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	120,000	103,760
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29	105,000	85,255
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	130,000	121,811
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29	125,000	123,750
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29	110,000	86,058
Westlake Corp. sr. unsec. bonds 3.125%, 8/15/51	125,000	77,294
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	120,000	78,827
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	161,000	184,438
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	25,000	27,789
WR Grace Holdings, LLC 144A sr. notes 7.375%, 3/1/31	140,000	138,950
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	95,000	76,171
		4,942,807
Capital goods (1.6%)
Adient Global Holdings, Ltd. 144A sr. notes 7.00%, 4/15/28	40,000	40,000
Adient Global Holdings, Ltd. 144A sr. unsec. unsub. notes 8.25%, 4/15/31	80,000	80,000
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	170,000	141,100
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	80,000	70,456
Berry Global, Inc. 144A company guaranty notes 5.625%, 7/15/27	35,000	33,688
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	170,000	145,896
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26	225,000	204,379
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	50,000	49,690

Multi-Asset Income Fund 27

CORPORATE BONDS AND NOTES (22.5%)* cont.		Principal amount	Value
Capital goods cont.
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)		$55,000	$54,006
Chart Industries, Inc. 144A company guaranty sr. notes 7.50%, 1/1/30		85,000	86,275
Chart Industries, Inc. 144A company guaranty sr. unsec. notes 9.50%, 1/1/31		35,000	36,575
Clarios Global LP/Clarios US Finance Co. company guaranty sr. notes Ser. REGS, 4.375%, 5/15/26	EUR	155,000	154,266
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29		$125,000	105,582
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)		80,000	69,617
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)		75,000	71,803
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29		135,000	105,137
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29		100,000	85,875
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26		300,000	286,590
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28		40,000	34,124
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29		85,000	67,671
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29		160,000	123,660
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28		260,000	240,050
Raytheon Technologies Corp. sr. unsec. notes 5.15%, 2/27/33		85,000	84,572
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29		140,000	121,009
Sensata Technologies BV 144A company guaranty sr. unsec. unsub. notes 5.875%, 9/1/30		235,000	222,830
Staples, Inc. 144A sr. notes 7.50%, 4/15/26		115,000	102,350
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29		55,000	50,495
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29		240,000	205,818
TransDigm, Inc. 144A sr. notes 6.75%, 8/15/28		290,000	288,188
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28		185,000	160,726
Waste Connections, Inc. sr. unsec. bonds 4.20%, 1/15/33		55,000	50,827
Waste Connections, Inc. sr. unsec. notes 4.25%, 12/1/28		215,000	205,413
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26		105,000	95,999
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28		85,000	86,135
			3,960,802
Communication services (1.9%)
Altice France SA 144A company guaranty sr. notes 5.50%, 10/15/29 (France)		200,000	156,449
American Tower Corp. sr. unsec. notes 3.125%, 1/15/27 R		275,000	252,422
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R		150,000	126,993
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R		110,000	99,386
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27		90,000	80,186
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55		115,000	77,901
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33		265,000	202,897
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32		180,000	140,496
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46		20,000	17,196

28 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	$220,000	$174,119
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	215,000	191,769
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	100,000	80,152
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	85,000	76,904
Comcast Corp. company guaranty sr. unsec. notes 3.45%, 2/1/50	105,000	76,823
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	40,000	32,221
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	45,000	40,774
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	140,000	129,827
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	75,000	69,653
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	90,000	83,727
Crown Castle, Inc. sr. unsec. notes 4.75%, 5/15/47 R	45,000	38,104
Crown Castle, Inc. sr. unsec. sub. bonds 3.30%, 7/1/30 R	145,000	126,286
Crown Castle, Inc. sr. unsec. sub. bonds 2.25%, 1/15/31 R	205,000	164,012
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	80,000	71,521
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	85,000	50,225
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	85,000	71,188
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	150,000	64,561
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	240,000	209,210
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	190,000	159,637
Frontier Communications Holdings, LLC 144A company guaranty sr. notes 8.75%, 5/15/30	135,000	136,519
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	75,000	51,188
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	365,000	382,703
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	10,000	9,067
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	290,000	272,639
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.05%, 7/15/33	100,000	96,340
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	65,000	53,924
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	160,000	112,478
Verizon Communications, Inc. sr. unsec. notes 3.15%, 3/22/30	115,000	100,696
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	80,000	65,439
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	315,000	301,778
		4,647,410
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 8.099%, perpetual maturity	185,000	184,756
		184,756

Multi-Asset Income Fund 29

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals (3.2%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	$125,000	$107,560
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	160,000	148,000
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	105,000	98,037
Amazon.com, Inc. sr. unsec. unsub. bonds 2.70%, 6/3/60	250,000	153,485
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	95,000	78,148
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	100,000	89,500
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	65,000	53,625
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	60,000	51,525
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	145,000	137,348
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	145,000	117,146
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.45%, 4/1/27	105,000	99,164
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	205,000	199,185
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	195,000	172,181
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30	210,000	211,575
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28	55,000	52,250
Carnival Corp. 144A notes 9.875%, 8/1/27	105,000	106,889
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	65,000	52,256
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30	130,000	120,738
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	125,000	121,875
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	150,000	126,038
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	80,000	66,390
Everi Holdings, Inc. 144A company guaranty sr. unsec. notes 5.00%, 7/15/29	95,000	83,554
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	110,000	105,592
Garda World Security Corp. 144A sr. notes 7.75%, 2/15/28 (Canada)	90,000	88,200
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	100,000	84,665
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27	90,000	78,868
Gray Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 11/15/31	170,000	126,217
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	70,000	67,251
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 9.00%, perpetual maturity	35,000	35,350
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec. bonds 4.875%, 1/15/30	290,000	266,075
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	160,000	140,800
Interpublic Group of Cos., Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31	100,000	80,242
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29	125,000	106,250

30 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	$95,000	$67,684
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	235,000	225,023
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	150,000	122,625
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	70,000	68,827
Macy’s Retail Holdings, LLC 144A company guaranty sr. unsec. unsub. notes 5.875%, 3/15/30	40,000	35,259
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	40,000	37,518
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	85,000	69,131
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	130,000	112,450
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	160,000	140,129
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29	120,000	102,564
Michaels Cos., Inc. (The) 144A sr. unsec. notes 7.875%, 5/1/29	35,000	26,338
Moody’s Corp. sr. unsec. notes 3.25%, 1/15/28	120,000	110,298
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29	180,000	170,172
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	65,000	57,931
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	80,000	68,556
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	70,000	66,678
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	60,000	53,943
Paramount Global sr. unsec. unsub. notes 4.00%, 1/15/26	30,000	28,652
Paramount Global sr. unsec. unsub. notes 2.90%, 1/15/27	75,000	67,938
Penn Entertainment, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	130,000	120,558
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	115,000	106,674
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29	95,000	100,769
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	70,000	54,063
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 144A sr. unsec. notes 6.625%, 3/1/30	55,000	48,369
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	195,000	191,588
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	115,000	105,685
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	135,000	104,973
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	40,000	34,473
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	115,000	103,322
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30	130,000	108,225
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	160,000	141,312
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	400,000	346,512
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	110,000	103,717

Multi-Asset Income Fund 31

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27	$75,000	$50,474
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	90,000	82,465
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30	190,000	180,196
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	100,000	89,239
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	150,000	121,875
Warnermedia Holdings, Inc. 144A company guaranty sr. unsec. notes 3.755%, 3/15/27	390,000	357,760
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	40,000	36,328
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A company guaranty sr. unsec. unsub. notes 7.125%, 2/15/31	140,000	139,125
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	80,000	71,568
		8,056,965
Consumer staples (1.2%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	125,000	103,240
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	115,000	102,638
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	80,000	71,786
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	115,000	108,100
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.90%, 2/1/46	165,000	151,350
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	115,000	105,881
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	200,000	153,567
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	200,000	187,457
Ashtead Capital, Inc. 144A notes 4.00%, 5/1/28	200,000	182,823
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	105,000	88,468
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	95,000	93,969
GSK Consumer Healthcare Capital US, LLC company guaranty sr. unsec. unsub. notes 3.375%, 3/24/27	250,000	232,460
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27	130,000	122,460
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds 3.20%, 5/1/30	30,000	26,100
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 2.55%, 9/15/26	130,000	118,859
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	75,000	71,250
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 3.875%, 5/15/27	35,000	33,270
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30	200,000	175,518
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	90,000	70,425

32 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Consumer staples cont.
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	$120,000	$106,591
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	375,000	379,688
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	85,000	81,982
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26	110,000	103,983
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	85,000	85,114
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32	150,000	138,974
		3,095,953
Energy (2.6%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	70,000	70,697
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	70,000	70,519
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	120,000	98,738
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	75,000	68,240
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	125,000	118,091
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	115,000	109,372
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	110,000	107,872
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30	110,000	103,302
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	105,000	101,128
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	130,000	128,259
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	220,000	176,328
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	55,000	53,039
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	125,000	107,500
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	105,000	79,391
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	125,000	115,800
DT Midstream, Inc. 144A sr. bonds 4.30%, 4/15/32	90,000	79,762
Ecopetrol SA sr. unsec. unsub. notes 6.875%, 4/29/30 (Colombia)	170,000	150,960
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	260,000	250,900
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	145,000	138,113
EQT Corp. sr. unsec. notes 7.00%, 2/1/30	70,000	72,251
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.50%, 10/15/30	115,000	103,500
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	115,000	105,514
KazMunayGas National Co. JSC sr. unsec. notes Ser. REGS, 5.375%, 4/24/30 (Kazakhstan)	220,000	197,175

Multi-Asset Income Fund 33

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Energy cont.
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	$220,000	$203,326
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	90,000	85,874
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	195,000	187,937
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	200,000	205,500
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	420,000	409,500
ONEOK, Inc. company guaranty sr. unsec. unsub. notes 6.10%, 11/15/32	165,000	165,862
Patterson-UTI Energy, Inc. sr. unsec. notes 3.95%, 2/1/28	135,000	117,983
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29	85,000	75,548
Pertamina Persero PT sr. unsec. unsub. notes Ser. REGS, 2.30%, 2/9/31 (Indonesia)	220,000	176,662
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5.375%, 4/12/27 (Venezuela) (In default) †	1,000	45
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	75,000	57,467
Petroleos Mexicanos 144A sr. unsec. bonds 10.00%, 2/7/33 (Mexico)	160,000	154,164
Petronas Capital, Ltd. company guaranty sr. unsec. unsub. bonds Ser. REGS, 2.48%, 1/28/32 (Malaysia)	300,000	246,426
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	180,000	177,093
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	185,000	169,719
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	30,000	28,162
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	145,000	141,528
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	90,000	86,831
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	95,000	87,638
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	255,000	232,937
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	160,000	137,600
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	135,000	122,589
Transocean Titan Financing, Ltd. 144A company guaranty sr. notes 8.375%, 2/1/28 (Cayman Islands)	120,000	122,484
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	70,000	71,925
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	140,000	134,175
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. bonds 3.875%, 11/1/33	85,000	69,309
Venture Global Calcasieu Pass, LLC 144A company guaranty sr. notes 6.25%, 1/15/30	120,000	118,351
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	35,000	33,278
		6,426,364

34 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials (5.1%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	$355,000	$284,084
Air Lease Corp. sr. unsec. notes Ser. MTN, 3.00%, 2/1/30	265,000	219,979
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	55,000	51,362
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	150,000	127,782
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	115,000	104,510
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	340,000	368,045
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	205,000	158,944
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	250,000	231,936
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	75,000	65,625
Australia and New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	245,000	186,832
Banco Santander SA sr. unsec. unsub. FRN 1.722%, 9/14/27 (Spain)	200,000	172,367
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	200,000	196,960
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.551%, 2/4/28	105,000	93,867
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	570,000	480,976
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	100,000	102,789
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	65,000	57,866
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	130,000	117,318
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	200,000	155,279
Capital One Financial Corp. sr. unsec. unsub. notes 3.75%, 3/9/27	190,000	178,156
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	35,000	33,790
Citigroup, Inc. sr. unsec. FRN 5.61%, 9/29/26	290,000	290,002
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	250,000	214,371
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	500,000	477,501
Corebridge Financial, Inc. 144A sr. unsec. notes 3.85%, 4/5/29	125,000	112,913
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	250,000	205,045
Credit Suisse Group AG 144A unsec. sub. notes 6.50%, 8/8/23 (Switzerland)	200,000	195,380
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.311%, 11/16/27 (Germany)	170,000	147,603
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.222%, 9/18/24 (Germany)	215,000	210,163
Deutsche Bank AG/New York, NY unsec. sub. FRB 3.729%, 1/14/32 (Germany)	200,000	156,865
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	225,000	212,003
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	200,000	191,711
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	95,000	57,156
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	210,000	215,126
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 2.90%, 2/16/28	340,000	284,060
Freedom Mortgage Corp. 144A sr. unsec. notes 7.625%, 5/1/26	160,000	136,583
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	45,000	42,651

Multi-Asset Income Fund 35

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials cont.
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	$30,000	$29,077
General Motors Financial Co., Inc. sr. unsec. notes 6.40%, 1/9/33	130,000	130,428
General Motors Financial Co., Inc. sr. unsec. notes 1.25%, 1/8/26	40,000	35,379
General Motors Financial Co., Inc. sr. unsec. sub. notes 1.50%, 6/10/26	65,000	56,766
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	200,000	195,046
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	130,000	121,703
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	240,000	227,048
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	190,000	159,821
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	90,000	88,474
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	75,000	72,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	165,000	142,511
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	160,000	112,013
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	80,000	59,867
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	30,000	29,831
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	180,000	166,977
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (ICE LIBOR USD 3 Month + 1.00%), 5.864%, 5/15/47	110,000	92,950
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	280,000	224,700
JPMorgan Chase & Co. sr. unsec. unsub. FRN 3.782%, 2/1/28	340,000	319,431
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	15,000	13,541
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	125,000	101,647
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	120,000	102,008
Lloyds Banking Group PLC unsec. sub. FRB 3.369%, 12/14/46 (United Kingdom)	200,000	135,424
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	235,000	223,735
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds 3.729%, 10/15/70	192,000	131,853
Metropolitan Life Global Funding I 144A sr. notes 2.95%, 4/9/30	325,000	283,601
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	560,000	538,442
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31	90,000	70,598
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	85,000	72,197
NatWest Group PLC sr. unsec. unsub. FRN 5.847%, 3/2/27 (United Kingdom)	200,000	200,108
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	95,000	88,465
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	165,000	138,937

36 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Financials cont.
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	$115,000	$105,097
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	150,000	133,875
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	340,000	315,787
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	75,000	62,725
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	50,000	48,778
Toronto-Dominion Bank (The) sr. unsec. notes 4.108%, 6/8/27 (Canada)	120,000	115,024
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	295,000	227,215
USI, Inc./NY 144A sr. unsec. notes 6.875%, 5/1/25	90,000	88,425
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	125,000	117,916
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	45,000	40,746
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	95,000	94,240
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	250,000	272,280
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	110,000	92,313
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	95,000	64,156
		12,681,505
Health care (1.8%)
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	115,000	99,362
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	45,000	41,340
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	135,000	115,483
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	115,000	105,167
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	80,000	69,200
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	155,000	136,038
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	100,000	69,940
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	100,000	86,306
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28	105,000	100,261
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	100,000	99,832
GE Healthcare Holding, LLC 144A company guaranty sr. unsec. notes 5.65%, 11/15/27	110,000	111,474
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	25,000	24,609
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	75,000	73,913
HCA, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 2/1/25	75,000	74,294
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	110,000	106,385
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	170,000	173,113
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	200,000	177,130
Minerva Merger Sub, Inc. 144A sr. unsec. notes 6.50%, 2/15/30	90,000	71,185

Multi-Asset Income Fund 37

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Health care cont.
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	$165,000	$137,523
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	80,000	65,655
Owens & Minor, Inc. 144A company guaranty sr. unsec. notes 6.625%, 4/1/30	160,000	131,600
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	110,000	102,988
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	30,000	27,938
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	25,000	20,313
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	345,000	291,459
Tenet Healthcare Corp. company guaranty sr. notes 5.125%, 11/1/27	185,000	173,924
Tenet Healthcare Corp. 144A company guaranty sr. unsub. notes 6.125%, 6/15/30	275,000	261,934
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 7.125%, 1/31/25 (Israel)	200,000	202,500
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	230,000	221,088
Thermo Fisher Scientific, Inc. sr. unsec. notes 4.80%, 11/21/27	270,000	269,839
UnitedHealth Group, Inc. sr. unsec. notes 2.95%, 10/15/27	235,000	215,734
UnitedHealth Group, Inc. sr. unsec. unsub. notes 5.25%, 2/15/28	305,000	309,148
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	200,000	189,393
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	50,000	40,976
		4,397,044
Technology (1.7%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	200,000	116,006
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	120,000	109,810
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	55,000	50,511
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	80,000	68,795
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	190,000	156,404
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	40,000	32,926
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	50,000	49,526
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	185,000	166,551
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	250,000	217,457
Broadcom, Inc. 144A sr. unsec. bonds 3.187%, 11/15/36	110,000	79,654
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29	55,000	53,780
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	105,000	90,720
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	55,000	52,996
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	55,000	52,710
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	150,000	126,340
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	210,000	178,609
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	140,000	116,094
Meta Platforms, Inc. sr. unsec. unsub. notes 3.85%, 8/15/32	80,000	71,884
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	80,000	75,180
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	190,000	136,692

38 Multi-Asset Income Fund

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Technology cont.
NCR Corp. 144A company guaranty sr. unsec. sub. notes 5.125%, 4/15/29	$140,000	$119,563
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	70,000	50,280
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	290,000	213,552
Oracle Corp. sr. unsec. notes 1.65%, 3/25/26	225,000	201,127
Picard Midco, Inc. 144A sr. notes. 6.50%, 3/31/29	235,000	203,571
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	130,000	105,950
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	235,000	150,685
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	235,000	158,093
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	215,000	179,229
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	250,000	190,438
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	145,000	119,988
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	215,000	176,031
Workday, Inc. sr. unsec. notes 3.70%, 4/1/29	90,000	81,987
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	280,000	232,743
		4,185,882
Transportation (0.3%)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	145,000	141,121
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	350,000	333,943
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	80,000	70,923
Watco Cos., LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	245,000	224,003
		769,990
Utilities and power (1.0%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	170,000	135,037
American Electric Power Co., Inc. sr. unsec. unsub. bonds 5.625%, 3/1/33	230,000	229,857
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	85,000	80,860
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	60,000	49,167
Boardwalk Pipelines LP company guaranty sr. unsec. notes 3.60%, 9/1/32	45,000	37,776
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	45,000	33,286
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	40,000	33,537
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	85,000	73,141
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	45,000	41,597
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	70,000	67,129
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	310,000	252,944
Energy Transfer LP sr. unsec. unsub. notes 6.50%, 2/1/42	20,000	19,939
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	275,000	235,487

Multi-Asset Income Fund 39

CORPORATE BONDS AND NOTES (22.5%)* cont.	Principal amount	Value
Utilities and power cont.
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	$95,000	$76,923
Evergy Missouri West, Inc. 144A sr. notes 5.15%, 12/15/27	265,000	262,594
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	55,000	53,123
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. bonds 5.20%, 6/1/33	35,000	33,327
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	190,000	191,157
NRG Energy, Inc. 144A sr. notes 2.45%, 12/2/27	145,000	122,250
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	40,000	34,065
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	85,000	82,146
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	90,000	71,055
Pacific Gas and Electric Co. sr. notes 3.30%, 12/1/27	170,000	151,529
PacifiCorp sr. bonds 2.70%, 9/15/30	105,000	89,774
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	85,000	81,611
		2,539,311
Total corporate bonds and notes (cost $56,246,128)		$55,888,789

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (3.3%)*	Principal amount	Value
Angola (Republic of) sr. unsec. notes Ser. REGS, 8.00%, 11/26/29 (Angola)	$250,000	$225,000
Argentine (Republic of) sr. unsec. unsub. bonds 1.50%, 7/9/35 (Argentina)	200,000	56,860
Argentine (Republic of) sr. unsec. unsub. notes 0.50%, 7/9/30 (Argentina)	240,000	77,713
Bahrain (Kingdom of) sr. unsec. notes Ser. REGS, 7.375%, 5/14/30 (Bahrain)	200,000	206,249
Brazil (Federal Republic of) sr. unsec. unsub. bonds 8.25%, 1/20/34 (Brazil)	250,000	282,188
Chile (Republic of) sr. unsec. unsub. bonds 3.10%, 5/7/41 (Chile)	275,000	199,704
Colombia (Republic of) sr. unsec. unsub. bonds 8.00%, 4/20/33 (Colombia)	250,000	246,837
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)	250,000	216,250
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	150,000	125,413
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 7.45%, 4/30/44 (Dominican Republic)	100,000	95,768
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	153,000	149,940
Ecuador (Republic of) sr. unsec. unsub. bonds Ser. REGS, 2.50%, 7/31/35 (Ecuador)	230,000	81,075
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.30%, 9/30/33 (Egypt)	200,000	136,497
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%, 3/1/29 (Egypt)	200,000	157,000
Gabon (Republic of) sr. unsec. notes Ser. REGS, 6.625%, 2/6/31 (Gabon)	200,000	162,749
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana) (In default) †	250,000	100,000

40 Multi-Asset Income Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (3.3%)* cont.	Principal amount	Value
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 2/11/27 (Ghana) (In default) †	$200,000	$75,750
Guatemala (Republic of) sr. unsec. unsub. bonds Ser. REGS, 3.70%, 10/7/33 (Guatemala)	240,000	197,100
Hungary (Government of) sr. unsec. bonds Ser. REGS, 5.50%, 6/16/34 (Hungary)	210,000	201,690
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)	390,000	379,653
Indonesia (Republic of) sr. unsec. unsub. notes 4.55%, 1/11/28 (Indonesia)	200,000	196,114
Jamaica (Government of) sr. unsec. unsub. bonds 8.00%, 3/15/39 (Jamaica)	100,000	119,967
Jordan (Kingdom of) sr. unsec. notes Ser. REGS, 5.85%, 7/7/30 (Jordan)	200,000	180,504
Mongolia (Government of) 144A sr. unsec. notes 8.65%, 1/19/28 (Mongolia)	200,000	203,500
Morocco (Kingdom of) sr. unsec. bonds Ser. REGS, 3.00%, 12/15/32 (Morocco)	200,000	152,000
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 7.375%, 10/28/32 (Oman)	300,000	328,209
Panama (Republic of) sr. unsec. unsub. bonds 6.70%, 1/26/36 (Panama)	275,000	290,469
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	200,000	188,250
Philippines (Republic of) sr. unsec. unsub. bonds 4.20%, 3/29/47 (Philippines)	200,000	170,563
Philippines (Republic of) sr. unsec. unsub. notes 3.75%, 1/14/29 (Philippines)	200,000	187,373
Qatar (State of) sr. unsec. notes Ser. REGS, 3.75%, 4/16/30 (Qatar)	300,000	285,246
Qatar (State of) sr. unsec. unsub. bonds Ser. REGS, 4.40%, 4/16/50 (Qatar)	220,000	197,022
Romania (Government of) 144A sr. unsec. unsub. notes 6.625%, 2/17/28 (Romania)	400,000	408,400
Saudi Arabia (Kingdom of) sr. unsec. bonds Ser. REGS, 4.50%, 10/26/46 (Saudi Arabia)	230,000	198,258
Serbia (Republic of) 144A sr. unsec. notes 6.50%, 9/26/33 (Serbia)	200,000	194,745
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 4/20/32 (South Africa)	280,000	249,500
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)	260,000	176,835
Turkey (Republic of) sr. unsec. unsub. notes 8.60%, 9/24/27 (Turkey)	200,000	196,894
Ukraine (Government of) sr. unsec. notes Ser. REGS, 7.375%, 9/25/34 (Ukraine) (In default) †	370,000	63,825
United Arab Emirates sr. unsec. unsub. bonds Ser. REGS, 2.875%, 10/19/41 (United Arab Emirates)	460,000	348,668
United Mexican States sr. unsec. unsub. bonds 4.28%, 8/14/41 (Mexico)	380,000	302,690
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%, 6/18/50 (Uruguay)	160,000	156,150
Total foreign government and agency bonds and notes (cost $8,473,127)		$8,168,618

Multi-Asset Income Fund 41

MORTGAGE-BACKED SECURITIES (1.6%)*	Principal amount	Value
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (ICE LIBOR USD 1 Month + 0.19%), 4.807%, 5/25/47	$303,535	$168,125
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.313%, 1/15/49 W	85,802	2
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	7,696	7,426
Citigroup Commercial Mortgage Trust FRB Ser. 16-P6, Class B, 4.161%, 12/10/49 W	368,000	326,979
COMM Mortgage Trust FRB Ser. 15-CR26, Class B, 4.466%, 10/10/48 W	332,000	306,426
Federal National Mortgage Association Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (ICE LIBOR USD 1 Month + 4.00%), 8.617%, 5/25/25	14,614	14,901
Federal National Mortgage Association 144A Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 7.484%, 1/25/42	543,000	529,425
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	25,374	23,269
GS Mortgage Securities Trust Ser. 14-GC22, Class B, 4.391%, 6/10/47 W	174,000	163,816
GSAA Trust FRB Ser. 07-6, Class 1A1, (ICE LIBOR USD 1 Month + 0.12%), 4.857%, 5/25/47	121,441	77,777
JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 13-C10, Class C, 4.22%, 12/15/47 W	201,000	193,507
Mill City Mortgage Loan Trust 144A Ser. 23-NQM1, Class A1, 6.05%, 10/25/67	328,000	323,724
Morgan Stanley Bank of America Merrill Lynch Trust Ser. 14-C19, Class B, 4.00%, 12/15/47 W	402,000	365,802
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class E, 4.357%, 8/15/46 W	1,350,000	40,691
FRB Ser. 13-C11, Class F, 4.357%, 8/15/46 W	1,720,000	11,524
MortgageIT Trust FRB Ser. 04-1, Class M2, (ICE LIBOR USD 1 Month + 1.01%), 5.622%, 11/25/34	106,730	98,921
Ready Capital Mortgage Financing, LLC 144A FRB Ser. 22-FL10, Class AS, 7.688%, 10/25/39	371,000	371,002
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1, (ICE LIBOR USD 1 Month + 0.43%), 5.047%, 5/25/46	139,360	120,547
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1, Class 2A1, (ICE LIBOR USD 1 Month + 0.18%), 4.797%, 1/25/37	569,581	490,078
UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C2, Class F, 5.00%, 5/10/63 W	853,000	9
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.425%, 11/15/48 W	211,610	135
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21, Class E, 5.253%, 10/15/44 W	381,064	304,802
WF-RBS Commercial Mortgage Trust 144A Ser. 11-C3, Class E, 5.00%, 3/15/44 W	367,000	4
Total mortgage-backed securities (cost $5,852,582)		$3,938,892

42 Multi-Asset Income Fund

ASSET-BACKED SECURITIES (0.9%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$342,348	$338,069
Mello Warehouse Securitization Trust 144A FRB Ser. 21-3, Class E, (ICE LIBOR USD 1 Month + 3.25%), 7.867%, 10/22/24	520,000	504,735
MRA Issuance Trust 144A FRB Ser. 22-2, Class A3, (US SOFR + 1.25%), 5.55%, 6/15/23	783,000	782,830
Station Place Securitization Trust 144A FRB Ser. 22-3, Class A1, (CME Term SOFR 1 Month + 1.25%), 5.825%, 5/29/23	523,000	523,000
Total asset-backed securities (cost $2,133,573)		$2,148,634

SENIOR LOANS (0.5%)*c	Principal amount	Value
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 0.00%), 8.368%, 10/19/27	$90,000	$88,511
Ascend Learning, LLC bank term loan FRN (ICE LIBOR USD 1 Month + 5.75%), 10.385%, 11/18/29	80,000	69,350
Brand Industrial Services, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 9.065%, 6/21/24	145,000	136,783
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 8.23%, 8/21/26	130,000	122,958
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (ICE LIBOR USD 3 Month + 3.50%), 8.218%, 11/23/27	115,000	105,081
CQP Holdco LP bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 8.377%, 5/27/28	105,000	104,749
DIRECTV Financing, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 9.635%, 7/22/27	145,000	140,865
Epicor Software Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 7.75%), 12.385%, 7/30/28	55,000	54,725
Greeneden US Holdings II, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 8.635%, 12/1/27	70,000	69,300
Mattress Firm, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.25%), 8.44%, 9/21/28	75,000	70,594
Polaris Newco, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 8.73%, 6/3/28	90,000	83,125
United Airlines, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 8.568%, 4/21/28	90,000	89,719
Total senior loans (cost $1,140,577)		$1,135,760

COMMODITY LINKED NOTES (0.4%)*†††	Principal amount	Value
Goldman Sachs International 144A notes zero %, 3/31/23 (Indexed to the S&P GSCI Excess Return Index multiplied by 3)	$1,220,000	$883,837
Total commodity linked notes (cost $1,220,000)		$883,837

INVESTMENT COMPANIES (0.1%)*	Shares	Value
SPDR S&P 500 ETF Trust	575	$227,849
SPDR S&P MidCap 400 ETF Trust	65	30,859
Total investment companies (cost $259,496)		$258,708

Multi-Asset Income Fund 43

WARRANTS (—%)*	Expiration date	Strike price	Warrants	Value
Guaranteed Rate, Inc. † F	3/1/23	$0.01	337	$—
Total warrants (cost $17)				$—

SHORT-TERM INVESTMENTS (12.9%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 4.72% L	Shares	8,041,735	$8,041,735
U.S. Treasury Bills 4.676%, 4/4/23 §		$100,000	99,571
U.S. Treasury Bills 0.040%, 3/2/23 #		11,400,000	11,398,615
U.S. Treasury Bills 0.039%, 3/16/23 # §		11,600,000	11,578,311
U.S. Treasury Bills zero%, 3/9/23		942,000	941,060
Total short-term investments (cost $32,059,689)			$32,059,292

TOTAL INVESTMENTS
Total investments (cost $257,729,845)	$251,568,893

Key to holding’s currency abbreviations
EUR	Euro
USD /$	United States Dollar

Key to holding’s abbreviations
BKNT	Bank Note
bp	Basis Points
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
ICE	Intercontinental Exchange
IO	Interest Only
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2022 through February 28, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $248,750,107.

44 Multi-Asset Income Fund

†††	The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,222,671 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $817,340 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/23 (aggregate face value $158,532) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
UBS AG
	Euro	Sell	3/15/23	$158,562	$158,532	$(30)
Unrealized appreciation						—
Unrealized (depreciation)						(30)
Total						$(30)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 2/28/23 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Russell 2000 Index E-Mini (Long)	41	$3,888,832	$3,893,155	Mar-23	$9,720
S&P 500 Index E-Mini (Short)	109	21,637,318	21,666,475	Mar-23	132,141
U.S. Treasury Bond Ultra 30 yr (Long)	6	810,375	810,375	Jun-23	(4,514)
U.S. Treasury Note 2 yr (Long)	38	7,741,609	7,741,609	Jun-23	(23,867)

Multi-Asset Income Fund 45

FUTURES CONTRACTS OUTSTANDING at 2/28/23 (Unaudited) cont.
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 10 yr (Short)	78	$8,709,188	$8,709,188	Jun-23	$(35,472)
U.S. Treasury Note Ultra 10 yr (Long)	17	1,992,188	1,992,188	Jun-23	(5,616)
Unrealized appreciation					141,861
Unrealized (depreciation)					(69,469)
Total					$72,392

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/28/23 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$1,300,000	$19,423 E	$15,523	3/15/25	US SOFR — Annually	4.10% — Annually	$(3,900)
2,000,000	54,740 E	(53,467)	3/15/33	3.30% — Annually	US SOFR — Annually	1,273
630,000	36,710 E	39,828	3/15/53	US SOFR — Annually	2.90% — Annually	3,118
Total		$1,884	$491
E Extended effective date.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 2/28/23 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 39 Index	B+/P	$(99,303)	$8,000,000	$112,800	12/20/27	500 bp — Quarterly	$20,997
Total	$(99,303)		$20,997
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

46 Multi-Asset Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$2,137,381	$1,057,092	$—
Capital goods	2,981,108	256,526	—
Communication services	1,252,334	217,410	—
Conglomerates	476,505	273,049	—
Consumer cyclicals	4,960,708	1,660,391	—
Consumer staples	3,404,835	1,657,788	—
Energy	2,643,484	413,925	—
Financials	9,007,119	2,271,996	—
Health care	6,735,085	1,541,364	—
Technology	16,441,194	761,147	—
Transportation	267,669	561,335	—
Utilities and power	999,819	495,512	10
Total common stocks	51,307,241	11,167,535	10
Asset-backed securities	—	2,148,634	—
Commodity linked notes	—	883,837	—
Corporate bonds and notes	—	55,888,789	—
Foreign government and agency bonds and notes	—	8,168,618	—
Investment companies	—	258,708	—
Mortgage-backed securities	—	3,938,892	—
Senior loans	—	1,135,760	—
U.S. government and agency mortgage obligations	—	37,195,355	—
U.S. treasury obligations	—	47,416,222	—
Warrants	—	—	—
Short-term investments	—	32,059,292	—
Totals by level	$51,307,241	$200,261,642	$10

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(30)	$—
Futures contracts	72,392	—	—
Interest rate swap contracts	—	(1,393)	—
Credit default contracts	—	120,300	—
Totals by level	$72,392	$118,877	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Multi-Asset Income Fund 47

Statement of assets and liabilities 2/28/23 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $249,688,110)	$243,527,158
Affiliated issuers (identified cost $8,041,735) (Note 5)	8,041,735
Foreign currency (cost $11,281,520) (Note 1)	11,281,474
Dividends, interest and other receivables	1,871,829
Receivable for shares of the fund sold	6,711,502
Receivable for investments sold	2,008,275
Receivable from Manager (Note 2)	65,283
Receivable for variation margin on futures contracts (Note 1)	67,487
Prepaid assets	106,454
Total assets	273,681,197

LIABILITIES
Payable to custodian	7,318,809
Payable for investments purchased	16,381,188
Payable for shares of the fund repurchased	450,718
Payable for custodian fees (Note 2)	54,628
Payable for investor servicing fees (Note 2)	70,458
Payable for Trustee compensation and expenses (Note 2)	196,822
Payable for administrative services (Note 2)	2,208
Payable for distribution fees (Note 2)	78,753
Payable for variation margin on futures contracts (Note 1)	3,333
Payable for variation margin on centrally cleared swap contracts (Note 1)	15,920
Unrealized depreciation on forward currency contracts (Note 1)	30
Other accrued expenses	358,223
Total liabilities	24,931,090

Net assets	$248,750,107

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$367,442,870
Total distributable earnings (Notes 1 and 8)	(118,692,763)
Total — Representing net assets applicable to capital shares outstanding	$248,750,107

(Continued on next page)

48 Multi-Asset Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($148,071,473 divided by 15,565,011 shares)	$9.51
Offering price per class A share (100/96.00 of $9.51)*	$9.91
Net asset value and offering price per class C share ($16,198,395 divided by 1,703,199 shares)**	$9.51
Net asset value, offering price and redemption price per class P share
($18,389,097 divided by 1,932,396 shares)	$9.52
Net asset value, offering price and redemption price per class R share
($2,220,196 divided by 233,364 shares)	$9.51
Net asset value, offering price and redemption price per class R5 share
($9,869 divided by 1,037 shares)	$9.52
Net asset value, offering price and redemption price per class R6 share
($11,606,228 divided by 1,219,884 shares)	$9.51
Net asset value, offering price and redemption price per class Y share
($52,254,849 divided by 5,492,022 shares)	$9.51

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Asset Income Fund 49

Statement of operations Six months ended 2/28/23 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $26,617 from investments in affiliated issuers) (Note 5)	$442,855
Dividends (net of foreign tax of $4)	113,570
Total investment income	556,425

EXPENSES
Compensation of Manager (Note 2)	67,770
Investor servicing fees (Note 2)	7,009
Custodian fees (Note 2)	1,238
Trustee compensation and expenses (Note 2)	1,113
Distribution fees (Note 2)	14,195
Administrative services (Note 2)	380
Auditing and tax fees	59,847
Legal	211,235
Registration fees	38,536
Other	36,609
Fees waived and reimbursed by Manager (Note 2)	(359,467)
Total expenses	78,465
Expense reduction (Note 2)	(378)
Net expenses	78,087

Net investment income	478,338

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(402,189)
Foreign currency transactions (Note 1)	(26,580)
Futures contracts (Note 1)	92,574
Swap contracts (Note 1)	(714,579)
Total net realized loss	(1,050,774)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(1,633,501)
Assets and liabilities in foreign currencies	(16,091)
Forward currency contracts	(30)
Futures contracts	133,247
Swap contracts	338,171
Total change in net unrealized depreciation	(1,178,204)

Net loss on investments	(2,228,978)

Net decrease in net assets resulting from operations	$(1,750,640)

The accompanying notes are an integral part of these financial statements.

50 Multi-Asset Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/23*	Year ended 8/30/22
Operations
Net investment income	$478,338	$119,456
Net realized loss on investments
and foreign currency transactions	(1,050,774)	(1,002,008)
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(1,178,204)	(1,368,366)
Net decrease in net assets resulting from operations	(1,750,640)	(2,250,918)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(12)	—
Class C	(3)	—
Class P	(33,459)	(142,508)
Class R	(2)	—
Class R5	(3)	—
Class R6	(3)	—
Class Y	(17)	—
Net realized short-term gain on investments
Class A	—	—
Class C	—	—
Class P	—	(501,348)
Class R	—	—
Class R5	—	—
Class R6	—	—
Class Y	—	—
From net realized long-term gain on investments
Class A	—	—
Class C	—	—
Class P	(230,793)	(179,182)
Class R	—	—
Class R5	—	—
Class R6	—	—
Class Y	—	—
Increase from capital share transactions (Notes 4 and 8)	233,541,360	4,975,531
Total increase in net assets	231,526,428	1,901,575

NET ASSETS
Beginning of period	17,223,679	15,322,104
End of period	$248,750,107	$17,223,679

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Multi-Asset Income Fund 51

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)
Class A
2/28/23**‡	$9.64	.02	(.15)	(.13)	—[e]	—	—[e]	$9.51	(1.32)*	$148,071	.04*	.20*	11*
Class C
2/28/23**‡	$9.64	.02	(.15)	(.13)	—[e]	—	—[e]	$9.51	(1.33)*	$16,198	.08*	.16*	11*
Class P
February 28, 2023**	$9.59	.14[f]	(.07)	.07	(.02)	(.12)	(.14)	$9.52	.77*	$18,389	.20*	1.48*f	11*
August 31, 2022	11.28	.07	(1.30)	(1.23)	(.08)	(.38)	(.46)	9.59	(11.37)	17,224.23		.66	124
August 31, 2021	10.49	.04	.96	1.00	(.21)	—	(.21)	11.28	9.68	15,322.20		.40	144
August 31, 2020†	10.00	.05	.44	.49	—[e]	—	—[e]	10.49	4.94*	11,708	.13*	.53*	54*
Class R
2/28/23**‡	$9.64	.02	(.15)	(.13)	—[e]	—	—[e]	$9.51	(1.33)*	$2,220	.05*	.19*	11*
Class R5
2/28/23**‡	$9.64	.02	(.14)	(.12)	—[e]	—	—[e]	$9.52	(1.21)*	$10	.03*	.22*	11*
Class R6
2/28/23**‡	$9.64	.02	(.15)	(.13)	—[e]	—	—[e]	$9.51	(1.32)*	$11,606	.02*	.22*	11*
Class Y
2/28/23**‡	$9.64	.02	(.15)	(.13)	—[e]	—	—[e]	$9.51	(1.32)*	$52,255	.03*	.22*	11*

Before July 12, 2022, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* Not annualized.

** Unaudited.

† For the period December 31, 2019 (commencement of operations) to August 31, 2020.

‡ For the period February 10, 2023 (commencement of operations) to February 28, 2023.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of the average net assets of each class (Note 2):

	2/28/23	8/31/22	8/31/21	8/31/20
Class A	0.13%	N/A	N/A	N/A
Class C	0.13	N/A	N/A	N/A
Class P	1.25	2.67%	0.93%	2.45%
Class R	0.13	N/A	N/A	N/A
Class R5	0.13	N/A	N/A	N/A
Class R6	0.13	N/A	N/A	N/A
Class Y	0.13	N/A	N/A	N/A

e Amount represents less than $0.01 per share

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class P	$0.06	0.66%

The accompanying notes are an integral part of these financial statements.

52 Multi-Asset Income Fund	Multi-Asset Income Fund 53

Notes to financial statements 2/28/23 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Additionally, references to “OTC”, if any, represent over-the-counter and references to “ESG”, if any, represent environmental, social and governance. Unless otherwise noted, the “reporting period” represents the period from September 1, 2022 through February 28, 2023.

Putnam Multi-Asset Income Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with conservation of capital. Within the fund’s total return orientation, the fund seeks to provide current income, along with long-term capital appreciation. The fund invests mainly in fixed-income investments, including U.S. and foreign (including emerging market) government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments) of any credit quality. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign (including emerging market) companies of any size. The fund also makes other types of investments, such as investments in real estate investment trusts and convertible securities. The fund has a strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative models and techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund is shown below:

Class	Strategic Allocation	Range
Equity	27%	5–50%
Fixed-Income	73%	50–95%

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments and may also consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund typically uses derivatives to a significant extent, such as futures, options, certain foreign currency transactions, warrants and interest rate and total return swap contracts, for both hedging and non-hedging purposes and may also use derivatives and debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class PΔ	None	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

Δ Only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

† Not available to all investors.

The fund began offering class A, C, R, R5, R6 and Y shares on February 10, 2023.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

54 Multi-Asset Income Fund

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the

Multi-Asset Income Fund 55

reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market

56 Multi-Asset Income Fund

prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate

Multi-Asset Income Fund 57

swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty

58 Multi-Asset Income Fund

risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $30 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Multi-Asset Income Fund 59

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $1,314,443 to its fiscal year ending August 31, 2023 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2022 and August 31, 2022, and (ii) specified ordinary and currency losses recognized between November 1, 2021 and August 31, 2022).

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $257,472,702, resulting in gross unrealized appreciation and depreciation of $991,262 and $6,703,802, respectively, or net unrealized depreciation of $5,712,540.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.234% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal

60 Multi-Asset Income Fund

year-to-date period. During the reporting period, the fund’s expenses were reduced by $320,427 as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2023, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.40% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $39,040 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund managed by PIL and 0.20% of the average net assets of the fixed-income portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.25% of the average net assets of the equity and asset allocation portion of the fund’s assets for which PAC is engaged as sub-advisor and 0.20% of the average net assets of the fixed-income portion of the fund’s assets for which PAC is engaged as sub-advisor.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,941	Class R5	1
Class C	433	Class R6	197
Class P	951	Class Y	1,428
Class R	58	Total	$7,009

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $378 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $16, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Multi-Asset Income Fund 61

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Effective February 10, 2023, the fund adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$9,671
Class C	1.00%	1.00%	4,234
Class R	1.00%	0.50%	290
Total			$14,195

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $278 from the sale of class A shares and received no monies in contingent deferred sales charges from redemptions of class C shares.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$3,517,299	$4,057,329
U.S. government securities (Long-term)	47,575,949	—
Total	$51,093,248	$4,057,329

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

62 Multi-Asset Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	FOR THE PERIOD FROM 2/10/23 (COMMENCEMENT
	OF OPERATIONS) TO 2/28/23
Class A	Shares	Amount
Shares sold	8,450	$147,123
Shares issued in connection with reinvestment of distributions	1	12
Shares issued in connection with the merger of
Putnam Multi-Asset Absolute Return Fund	15,656,153	150,101,805
	15,664,604	150,248,940
Shares repurchased	(99,593)	(947,261)
Net increase	15,565,011	$149,301,679

	FOR THE PERIOD FROM 2/10/23 (COMMENCEMENT
	OF OPERATIONS) TO 2/28/23
Class C	Shares	Amount
Shares sold	2,199	$11,219
Shares issued in connection with reinvestment of distributions	—*	3
Shares issued in connection with the merger of
Putnam Multi-Asset Absolute Return Fund	1,717,846	16,468,814
	1,720,045	16,480,036
Shares repurchased	(16,846)	(160,278)
Net increase	1,703,199	$16,319,758

	SIX MONTHS ENDED 2/28/23		YEAR ENDED 8/31/22
Class P	Shares	Amount	Shares	Amount
Shares sold	367,027	$3,484,678	1,149,701	$12,263,181
Shares issued in connection with
reinvestment of distributions	28,016	264,252	76,368	823,038
Shares issued in connection with the
merger of Putnam Multi-Asset Absolute
Return Fund	—	—	—	—
	395,043	3,748,930	1,226,069	13,086,219
Shares repurchased	(257,773)	(2,465,627)	(789,749)	(8,110,688)
Net increase	137,270	$1,283,303	436,320	$4,975,531

	FOR THE PERIOD FROM 2/10/23 (COMMENCEMENT
	OF OPERATIONS) TO 2/28/23
Class R	Shares	Amount
Shares sold	1,348	$13,944
Shares issued in connection with reinvestment of distributions	—*	2
Shares issued in connection with the merger of
Putnam Multi-Asset Absolute Return Fund	232,019	2,224,787
	233,367	2,238,733
Shares repurchased	(3)	(28)
Net increase	233,364	$2,238,705

Multi-Asset Income Fund 63

	FOR THE PERIOD FROM 2/10/23 (COMMENCEMENT
	OF OPERATIONS) TO 2/28/23
Class R5	Shares	Amount
Shares sold	1,037	$10,003
Shares issued in connection with reinvestment of distributions	—*	3
Shares issued in connection with the merger of
Putnam Multi-Asset Absolute Return Fund	—	—
	1,037	10,006
Shares repurchased	—	—
Net increase	1,037	$10,006

	FOR THE PERIOD FROM 2/10/23 (COMMENCEMENT
	OF OPERATIONS) TO 2/28/23
Class R6	Shares	Amount
Shares sold	1,839	$19,202
Shares issued in connection with reinvestment of distributions	—*	3
Shares issued in connection with the merger of
Putnam Multi-Asset Absolute Return Fund	1,255,285	12,037,682
	1,257,124	12,056,887
Shares repurchased	(37,240)	(354,475)
Net increase	1,219,884	$11,702,412

	FOR THE PERIOD FROM 2/10/23 (COMMENCEMENT
	OF OPERATIONS) TO 2/28/23
Class Y	Shares	Amount
Shares sold	88,835	$858,287
Shares issued in connection with reinvestment of distributions	2	17
Shares issued in connection with the merger of
Putnam Multi-Asset Absolute Return Fund	5,651,783	54,191,555
	5,740,620	55,049,859
Shares repurchased	(248,598)	(2,364,362)
Net increase	5,492,022	$52,685,497

* Amount represents less than one rounded share.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,037	0.01%	$9,862
Class C	1,037	0.06	9,862
Class R	1,037	0.44	9,862
Class R5	1,037	100.00	9,869
Class R6	1,037	0.09	9,862
Class Y	1,037	0.02	9,862

At the close of the reporting period, a shareholder of record owned 7.6% of the outstanding shares of the fund.

At the close of the reporting period, the Putnam Retirement Advantage Funds owned 7.4% of the outstanding shares of the fund.

64 Multi-Asset Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/22	cost	proceeds	income	of 2/28/23
Short-term investments
Putnam Short Term
Investment Fund**	$975,000	$12,444,163	$5,377,428	$26,617	$8,041,735
Total Short-term
investments	$975,000	$12,444,163	$5,377,428	$26,617	$8,041,735

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

The Covid–19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid–19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid–19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid–19 pandemic and its effects cannot be determined with certainty.

Multi-Asset Income Fund 65

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Acquisition of Putnam Multi-Asset Absolute Return Fund

On February 20, 2023, the fund issued the following fund shares in exchange for the following shares of Putnam Multi-Asset Absolute Return Fund to acquire its net assets in a tax-free exchange approved by the shareholders:

			Putnam Multi-Asset
			Absolute Return Fund’s
Share class	Fund shares issued:	Share class	shares exchanged:
Class A	15,409,020	Class A	16,463,847
Class A*	247,133	Class B*	276,840
Class C	1,717,846	Class C	1,931,926
Class R	232,019	Class R	254,293
Class R6	1,255,285	Class R6	1,319,738
Class Y	5,651,783	Class Y	5,977,350

* Putnam Multi-Asset Absolute Return Fund’s Class B shares were exchanged for Class A shares of the fund.

The investment portfolio of Putnam Multi-Asset Absolute Return Fund, with a fair value of $234,554,551 and an identified cost of $238,821,615 at February 17, 2023, was the principal asset acquired by the fund. The net assets of the fund and Putnam Multi-Asset Absolute Return Fund on February 17, 2023, were $18,744,978 and $235,024,643, respectively. On February 17, 2023, Putnam Multi-Asset Absolute Return Fund had undistributed net investment income of $2,565,684, accumulated net realized loss of $113,605,864 and unrealized depreciation of $4,276,603. The aggregate net assets of the fund immediately following the acquisition were $253,769,621.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Multi-Asset Income Fund.

Assuming the acquisition had been completed on September 1, 2022, the fund’s pro forma results of operations for the reporting period are as follows:

Net investment Income	$8,720,939
Net gain on investments	$7,156,983
Net Increase in net assets resulting from operations	$15,877,923

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Putnam Multi-Asset Absolute Return Fund that have been included in the fund’s Statement of operations for the current fiscal period.

Note 9: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	100
Forward currency contracts (contract amount)	$68,000
Centrally cleared interest rate swap contracts (notional)	$1,700,000
OTC total return swap contracts (notional)	$6,500,000
Centrally cleared credit default contracts (notional)	$3,400,000
Warrants (number of warrants)	100

66 Multi-Asset Income Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$120,300*	Payables	$—
Foreign exchange
contracts	Receivables	—	Payables	30
Receivables, Net
assets — Unrealized
Equity contracts	appreciation	141,861*	Payables	—
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	54,740*	Unrealized depreciation	125,602*
Total		$316,901		$125,632

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Equity contracts	$43,404	$(714,579)	$(671,175)
Interest rate contracts	49,170	—	$49,170
Total	$92,574	$(714,579)	$(622,005)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$20,997	$20,997
Foreign exchange contracts	—	—	(30)	—	$(30)
Equity contracts	(17)	202,716	—	316,683	$519,382
Interest rate contracts	—	(69,469)	—	491	$(68,978)
Total	$(17)	$133,247	$(30)	$338,171	$471,371

Multi-Asset Income Fund 67

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays
	Capital, Inc.
	(clearing	BofA	JPMorgan
	broker)	Securities, Inc.	Securities LLC	UBS AG	Total
Assets:
Centrally cleared interest rate	$—	$—	$—	$—	$—
swap contracts§
Centrally cleared credit	—	—	—	—	—
default contracts§
Futures contracts§	—	65,893	1,594	—	67,487
Forward currency contracts#	—	—	—	—	—
Total Assets	$—	$65,893	$1,594	$—	$67,487
Liabilities:
Centrally cleared interest rate	$2,152	$—	$—	$—	$2,152
swap contracts§
Centrally cleared credit	13,768	—	—	—	13,768
default contracts§
Futures contracts§	—	—	3,333	—	3,333
Forward currency contracts#	—	—	—	30	30
Total Liabilities	$15,920	$—	$3,333	$30	$19,283
Total Financial and Derivative	$(15,920)	$65,893	$(1,739)	$(30)	$48,204
Net Assets
Total collateral received (pledged)†##	$—	$—	$—	$—
Net amount	$(15,920)	$65,893	$(1,739)	$(30)
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $1,222,671 and $817,340, respectively.

68 Multi-Asset Income Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisors	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Michael J. Higgins	Janet C. Smith
State Street Bank	Vice President, Treasurer,	Vice President,
and Trust Company	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
Legal Counsel	Jonathan S. Horwitz	and Assistant Treasurer
Ropes & Gray LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Multi-Asset Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 27, 2023